February 15, 2007

Michael McTiernan, Esquire

Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 4561

Washington, D.C. 20549-0405

Re:	Resource Capital Corp.
Registration Statement on Form S-11
Filed: January 17, 2007
File No: 333-132836

Dear Mr. McTiernan:

On behalf of Resource Capital Corp. (the “Company”), we wish to respond to your comment letter dated January 22, 2007 concerning the above-referenced filing. For your convenience, we first restate your comment in italics and then provide our response. Internal page references are to the EDGAR version of Post-Effective Amendment No. 2 to the registration statement. We are sending under separate cover four courtesy copies in blacklined form of the post-effective amendment.

General

1.    Please provide updated related party transaction disclosure in accordance with Item 404 of Regulation S-K. Please note that Item 404 of Regulation S-K has been revised. Refer to Securities Act Release No. 33-8732 (published August 29, 2006).

The Company has modified its related party transaction disclosure in accordance with revised Item 404 of Regulation S-K by, at page 116:

•

captioning the current disclosure “Relationships and Related Transactions” and expanding the disclosure with respect to the identification of related parties and quantifying fees and reimbursements; and

Michael McTiernan, Esquire

Securities and Exchange Commission

February 15, 2007

•	adding a new section, captioned “Policies and Procedures Regarding Related Transactions” to disclose both directly, and by cross-reference, the matters referred to in revised Item 404(b).

Additional Matters

On February 1, 2007, the Company increased the size of its board of directors from 6 to 7 and a new director was appointed to fill the vacancy. This new director has been added to Post-Effective Amendment No. 2 at pages 101-102 and 115.

Very truly yours,

/s/ J. Baur Whittlesey

J. Baur Whittlesey

Enclosure